EXHIBIT 10.1

EXECUTION VERSION

________________________________________________________________________________________

INCREMENTAL AMENDMENT NO. 1,
dated as of January 5, 2023

to the

TERM LOAN CREDIT AGREEMENT,
dated as of November 3, 2022

among

MICRON TECHNOLOGY, INC.,
as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

________________________________________________________________________________________

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT, dated as of January 5, 2023 (this “Amendment”), among Micron Technology, Inc., a Delaware corporation (the “Borrower”), the 2023 Incremental Term Lenders (as defined below), Wells Fargo Bank, National Association, as administrative agent under the Existing Credit Agreement (in such capacity and including any successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, reference is hereby made to the Term Loan Credit Agreement, dated as of November 3, 2022 (as amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.21 of the Existing Credit Agreement, the Borrower desires to establish Incremental Term Loan Commitments and incur Incremental Term Loans thereunder (such term loans, collectively, the “2023 Incremental Term Loans” and the commitments in respect of such 2023 Incremental Term Loans, the “2023 Incremental Term Loan Commitments”; individually, such term loans are referred to herein as (a) the “2023 Incremental Term A-1 Loans” and the commitments in respect of such 2023 Incremental Term A-1 Loans, the “2023 Incremental Term A-1 Loan Commitments”, (b) the “2023 Incremental Term A-2 Loans” and the commitments in respect of such 2023 Incremental Term A-2 Loans, the “2023 Incremental Term A-2 Loan Commitments” or (c) the “2023 Incremental Term A-3 Loans” and the commitments in respect of such 2023 Incremental Term A-3 Loans, the “2023 Incremental Term A-3 Loan Commitments”, as applicable), which (i) such 2023 Incremental Term A-1 Loans will be the same class as the Term A-1 Loans made prior to the Amendment Effective Date (the “Existing Term A-1 Loans”), (ii) such 2023 Incremental Term A-2 Loans will be the same class as the Term A-2 Loans made prior to the Amendment Effective Date (the “Existing Term A-2 Loans”) and (iii) such 2023 Incremental Term A-3 Loans will be the same class as the Term A-3 Loans made prior to the Amendment Effective Date (the “Existing Term A-3 Loans”);

WHEREAS, the Persons set forth in Exhibit A hereto under the caption “2023 Incremental Term Lender” (each, a “2023 Incremental Term Lender”) have agreed, as applicable, to provide such 2023 Incremental Term Loan Commitments and 2023 Incremental Term Loans;

WHEREAS, Wells Fargo Securities, LLC has agreed to act as Sole Bookrunner and Sole Lead Arranger and each of Bank of America, N.A., BNP Paribas, and HSBC Bank USA, N.A. has agreed to act as a Documentation Agent, in each case, for the Amendment; and

WHEREAS, subject to the terms and conditions set forth herein and with the consent of the 2023 Incremental Term Lenders, the 2023 Incremental Term Lenders have agreed to provide 2023 Incremental Term Commitments in the amounts set forth in Exhibit A hereto.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

SECTION 2.    Incremental Term Facility.

(a)    2023 Incremental Term A-1 Loans.

(i)    Each 2023 Incremental Term Lender, as applicable, agrees to provide the Incremental Term A-1 Commitments and to fund the 2023 Incremental Term A-1 Loans thereunder on the Amendment Effective Date in an amount set forth next to such 2023 Incremental Term Lender’s name on Exhibit A hereto under the caption “2023 Incremental Term A-1 Commitment”.

(ii)    Except as otherwise expressly set forth herein and in the Amended Credit Agreement, the 2023 Incremental Term A-1 Loans shall have terms that are identical to those of the Existing Term A-1 Loans and shall be “Term A-1 Loans” for all purposes under the Amended Credit Agreement and the other Loan Documents. Effective as of the Amendment Effective Date, the 2023 Incremental Term A-1 Loans shall constitute the same class of Term Loans as the Existing Term A-1 Loans and shall be fungible with the Existing Term A-1 Loans. Except as necessary to give effect to the provisions of Section (a)(iii) through (v) below, (a) the 2023 Incremental Term A-1 Loans shall be “Term Loans”, “Term A-1 Loans” and “Incremental Term Loans” and (b) the 2023 Incremental Term A-1 Loan Commitments shall be “Term Commitments”, “Term A-1 Loan Commitments” and “Incremental Term Loan Commitments”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents. The 2023 Incremental Term Loans may be repaid or prepaid in the same manner as the Existing Term A-1 Loans in accordance with the provisions of the Amended Credit Agreement and this Amendment, but once repaid or prepaid may not be reborrowed.

(iii)    The aggregate principal amount of the 2023 Incremental Term A-1 Loans made on the Amendment Effective Date shall be $125,000,000.00.

(iv)    The Stated Maturity in respect of the 2023 Incremental Term A-1 Loans shall be the Term A-1 Stated Maturity in respect of the Existing Term A-1 Loans as set forth in the definition “Term A-1 Stated Maturity” in the Existing Credit Agreement.

(v)    The 2023 Incremental Term A-1 Loans shall accrue interest on the same basis, and with the same Applicable Margin as the Existing Term A-1 Loans (it being understood that, as of the Amendment Effective Date, the 2023 Incremental Term A-1 Loans shall constitute the same Type of Term A-1 Loans as the Existing Term A-1 Loans and, to the extent the Existing Term A-1 Loans are SOFR Loans, have an initial Interest Period ending on the last day of the Interest Period applicable to the Existing Term A-1 Loans).

(b)    2023 Incremental Term A-2 Loans.

(i)    Each 2023 Incremental Term Lender, as applicable, agrees to provide the Incremental Term A-2 Commitments and to fund the 2023

Incremental Term A-2 Loans thereunder on the Amendment Effective Date in an amount set forth next to such 2023 Incremental Term Lender’s name on Exhibit A hereto under the caption “2023 Incremental Term A-2 Commitment”.

(ii)    Except as otherwise expressly set forth herein and in the Amended Credit Agreement, the 2023 Incremental Term A-2 Loans shall have terms that are identical to those of the Existing Term A-2 Loans and shall be “Term A-2 Loans” for all purposes under the Amended Credit Agreement and the other Loan Documents. Effective as of the Amendment Effective Date, the 2023 Incremental Term A-2 Loans shall constitute the same class of Term Loans as the Existing Term A-2 Loans and shall be fungible with the Existing Term A-2 Loans. Except as necessary to give effect to the provisions of Section (b)(iii) through (vi) below, (a) the 2023 Incremental Term A-2 Loans shall be “Term Loans”, “Term A-2 Loans” and “Incremental Term Loans” and (b) the 2023 Incremental Term A-2 Loan Commitments shall be “Term Commitments”, “Term A-2 Loan Commitments” and “Incremental Term Loan Commitments”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents. The 2023 Incremental Term Loans may be repaid or prepaid in the same manner as the Existing Term A-2 Loans in accordance with the provisions of the Amended Credit Agreement and this Amendment, but once repaid or prepaid may not be reborrowed.

(iii)    The aggregate principal amount of the 2023 Incremental Term A-2 Loans made on the Amendment Effective Date shall be $250,000,000.00.

(iv)    The Stated Maturity in respect of the 2023 Incremental Term A-2 Loans (the “2023 Incremental Term A-2 Loan Stated Maturity”) shall be the Term A-2 Stated Maturity in respect of the Existing Term A-2 Loans as set forth in the definition “Term A-2 Stated Maturity” in the Existing Credit Agreement.

(v)    The 2023 Incremental Term A-2 Loans shall accrue interest on the same basis, and with the same Applicable Margin as the Existing Term A-2 Loans (it being understood that, as of the Amendment Effective Date, the 2023 Incremental Term A-2 Loans shall constitute the same Type of Term A-2 Loans as the Existing Term A-2 Loans and, to the extent the Existing Term A-2 Loans are SOFR Loans, have an initial Interest Period ending on the last day of the Interest Period applicable to the Existing Term A-2 Loans).

(vi)    The original aggregate principal amount of the 2023 Incremental Term A-2 Loans (as such amounts may be reduced pursuant to Section 2.11 of the Amended Credit Agreement) shall be repayable in equal quarterly installments on the same dates and in the same percentage as for the Existing Term A-2 Loans as set forth in Section 2.7 of the Amended Credit Agreement. The balance of the 2023 Incremental Term A-2 Loans will be repayable on the Term Loan Maturity Date.

(c)    2023 Incremental Term A-3 Loans.

(i)    Each 2023 Incremental Term Lender, as applicable, agrees to provide the Incremental Term A-3 Commitments and to fund the 2023 Incremental Term A-3 Loans thereunder on the Amendment Effective Date in an amount set forth next to such 2023 Incremental Term Lender’s name on Exhibit A hereto under the caption “2023 Incremental Term A-3 Commitment”.

(ii)    Except as otherwise expressly set forth herein and in the Amended Credit Agreement, the 2023 Incremental Term A-3 Loans shall have terms that are identical to those of the Existing Term A-3 Loans and shall be “Term A-3 Loans” for all purposes under the Amended Credit Agreement and the other Loan Documents. Effective as of the Amendment Effective Date, the 2023 Incremental Term A-3 Loans shall constitute the same class of Term Loans as the Existing Term A-3 Loans and shall be fungible with the Existing Term A-3 Loans. Except as necessary to give effect to the provisions of Section (c)(iii) through (vi) below, (a) the 2023 Incremental Term A-3 Loans shall be “Term Loans”, “Term A-3 Loans” and “Incremental Term Loans” and (b) the 2023 Incremental Term A-3 Loan Commitments shall be “Term Commitments”, “Term A-3 Loan Commitments” and “Incremental Term Loan Commitments”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents. The 2023 Incremental Term Loans may be repaid or prepaid in the same manner as the Existing Term A-3 Loans in accordance with the provisions of the Amended Credit Agreement and this Amendment, but once repaid or prepaid may not be reborrowed.

(iii)    The aggregate principal amount of the 2023 Incremental Term A-3 Loans made on the Amendment Effective Date shall be $225,000,000.00.

(iv)    The Stated Maturity in respect of the 2023 Incremental Term A-3 Loans (the “2023 Incremental Term A-3 Loan Stated Maturity”) shall be the Term A-3 Stated Maturity in respect of the Existing Term A-3 Loans as set forth in the definition “Term A-3 Stated Maturity” in the Existing Credit Agreement.

(v)    The 2023 Incremental Term A-3 Loans shall accrue interest on the same basis, and with the same Applicable Margin as the Existing Term A-3 Loans (it being understood that, as of the Amendment Effective Date, the 2023 Incremental Term A-3 Loans shall constitute the same Type of Term A-3 Loans as the Existing Term A-3 Loans and, to the extent the Existing Term A-3 Loans are SOFR Loans, have an initial Interest Period ending on the last day of the Interest Period applicable to the Existing Term A-3 Loans).

(vi)    The original aggregate principal amount of the 2023 Incremental Term A-3 Loans (as such amounts may be reduced pursuant to Section 2.11 of the Amended Credit Agreement) shall be repayable in equal quarterly installments on the same dates and in the same percentage as for the Existing Term A-3 Loans as set forth in Section 2.7 of the Amended Credit Agreement. The balance of the 2023 Incremental Term A-3 Loans will be repayable on the Term Loan Maturity Date.

(d)    With respect to the 2023 Incremental Term Loans, this Amendment is an Incremental Assumption Amendment referred to in Section 2.21 of the Existing Credit Agreement. The parties hereto agree to waive the notice required pursuant to Section 2.21 of the Existing Credit Agreement.

SECTION 3.    Amendments.

(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

        “2023 Incremental Amendment”: means that certain Incremental Amendment No. 1 to the Term Loan Credit Agreement, dated as of January 5, 2023, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment Effective Date”: as defined in the 2023 Incremental Amendment.

(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Term A-1 Commitments”:

“As of the Amendment Effective Date, the Term A-1 Loan Commitments shall be increased by $125,000,000.00.”

(c)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Term A-2 Commitments”:

“As of the Amendment Effective Date, the Term A-2 Loan Commitments shall be increased by $250,000,000.00.”

(d)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Term A-2 Commitments”:

“As of the Amendment Effective Date, the Term A-3 Loan Commitments shall be increased by $225,000,000.00.”

SECTION 4.    Conditions to Effectiveness.

(a)    Effectiveness. This Amendment and the obligation of each 2023 Incremental Term Lender to make the 2023 Incremental Term Loans shall become effective on the date that the following conditions shall have been satisfied (or waived in accordance with Section 9.1 of the Existing Credit Agreement ) (the “Amendment Effective Date”):

(i)    This Amendment shall have been executed and delivered by (i) a duly authorized officer of the Borrower, (ii) the 2023 Incremental Term Lenders and (iii) the Administrative Agent.

(ii)    The Administrative Agent shall have received executed legal opinions from (i) Wilson Sonsini Goodrich & Rosati P.C., counsel to the Borrower and (ii) the general counsel of the Borrower, each in form and substance satisfactory to the Administrative Agent

(iii)    The Administrative Agent shall have received (i) a certificate of Borrower, dated the Amendment Effective Date with appropriate insertions and attachments, including the certificate of incorporation of the Borrower, and (ii) a long form good standing certificate for Borrower from its jurisdiction of organization.

(iv)    (i) The Administrative Agent shall have received, at least three (3) Business Days prior to the Amendment Effective Date, all documentation and information as is reasonably requested in writing by any 2023 Incremental Term Lender at least 10 days prior to the Amendment Effective Date about the Borrower and its Subsidiaries that is required by U.S. Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such 2023 Incremental Term Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(v)    No Default or Event of Default shall have occurred and be continuing, or would result after giving effect to this Amendment, including the 2023 Incremental Term Loans and use of proceeds thereof.

(vi)    All representations and warranties contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) (it being understood that any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be correct in all respects).

(vii)    The Administrative Agent shall have received from the Borrower payment of all fees and expenses required to be paid to the Administrative Agent and 2023 Incremental Term Lenders on or before the Amendment Effective Date for which written invoices in reasonable detail have been submitted at least two Business Days prior to the Amendment Effective Date.

(viii)    The Amendment Effective Date shall be on or prior to March 31, 2023.

(ix)    The Administrative Agent shall have received a Borrowing Request delivered in accordance with Section 2.3 of the Existing Credit Agreement specifying the Amendment Effective Date as the Borrowing Date.

SECTION 5.    2023 Incremental Term Lenders. Each 2023 Incremental Term Lender (a) represents and warrants that it is legally authorized to enter into this Amendment; (b) confirms that it has received a copy of the Amended Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the

Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Amended Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16(e) of the Amended Credit Agreement.

SECTION 6.    Representations of the Borrower. On and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that this Amendment has been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by Borrower hereto and constitutes a legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 7.    No Other Amendment or Waivers; Confirmation; Reaffirmation.

(a)    Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

(b)    The Borrower hereby (i) expressly acknowledges the terms of the Amended Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

(c)    The Borrower hereby reaffirms, as of the Amendment Effective Date, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby.

SECTION 8. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 AND SECTION 9.16 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9.    Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Term Loans in whole or in part prior to effectiveness hereof).

SECTION 10.     Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MICRON TECHNOLOGY, INC.

By: /s/ Gregory Routin
Name: Gregory Routin
Title: Vice President and Treasurer

Micron – Incremental Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Managing Director

Micron – Incremental Amendment No. 1

BANK OF AMERICA, N.A.,
as a 2023 Incremental Term Lender

By: /s/ Ladi Oluwole
Name: Ladi Oluwole
Title: Vice President

Micron – Incremental Amendment No. 1

BNP PARIBAS, as a 2023 Incremental Term Lender

By: /s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

By: /s/ Nicolas Doche
Name: Nicolas Doche
Title: Vice President

Micron – Incremental Amendment No. 1

HSBC BANK USA, N.A., as a 2023 Incremental Term Lender

By: /s/ Ilene Hernandez
Name: Ilene Hernandez
Title: Vice President

Micron – Incremental Amendment No. 1

EXHIBIT A

2023 Incremental Term Commitments

[Omitted]